Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET FUND

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST

WELLS FARGO ADVANTAGE CASH INVESTMENT MONEY MARKET FUND

WELLS FARGO ADVANTAGE GOVERNMENT MONEY MARKET FUND

WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUNDSM

WELLS FARGO ADVANTAGE MINNESOTA MONEY MARKET FUND

WELLS FARGO ADVANTAGE MONEY MARKET FUND

WELLS FARGO ADVANTAGE MONEY MARKET TRUST

WELLS FARGO ADVANTAGE MUNICIPAL MONEY MARKET FUND

WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET FUND

WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST

WELLS FARGO ADVANTAGE OVERLAND EXPRESS SWEEP FUNDSM

WELLS FARGO ADVANTAGE PRIME INVESTMENT MONEY MARKET FUND

Supplement dated April 13, 2009, to the Prospectuses dated July 1, 2008, as previously supplemented on October 10, 2008 and December 5, 2008.

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE VT MONEY MARKET FUND

Supplement dated April 13, 2009, to the Prospectuses dated May 1, 2008, as previously supplemented on October 10, 2008, December 5, 2008, January 28, 2009, February 18, 2009

and March 1, 2009.

A MAJORITY OF THE WELLS FARGO ADVANTAGE FUNDS® WILL CONTINUE TO PARTICIPATE IN THE

U.S. TREASURY’S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

On March 31, 2009, the Treasury announced a second extension of the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds beginning on May 1, 2009 through September 18, 2009 (the “Extended Program”). On April 8, 2009 the Board of Trustees of Wells Fargo Funds Trust and Wells Fargo Variable Trust (collectively, the “Board”) unanimously approved the participation of each money market fund in the Extended Program, except for the Treasury Plus Money Market Fund and 100% Treasury Money Market Fund (the “Funds”).

Consistent with the Funds’ participation in the initial three-month term and the first extension, the Extended Program applies only to shareholders of record of each Fund as of September 19, 2008. Subject to certain conditions and limitations, in the event that the market-based net asset value per share of a Fund falls below $0.995 and the Fund liquidates its holdings, any shares held by an investor in the Fund as of the close of business on September 19, 2008, or held by the investor when the market-based net asset value per share of the Fund falls below $0.995, whichever is less, are insured against loss under the Extended Program. Shares acquired by investors after September 19, 2008 are generally not eligible for protection under the Extended Program.

Participation in the Extended Program requires a payment to the Treasury in the amount of either 0.015% or 0.023%, depending upon the market-based net asset value of a Fund as of September 19, 2008 (the “Program Participation Payment”). The Board has determined that the Program Participation Payment is an extraordinary expense that will be borne by each Fund without regard to the expense cap currently in effect for such Fund. The Program Participation Payment is borne by the current assets of each Fund as a whole, notwithstanding that the Extended Program applies to only shareholders of record as of September 19, 2008, as described above.

MMR049/P1201SP